Exhibit 99.1

ProShares Announces ETF Share Splits

Share Splits of Four ETFs; Reverse Share Splits of 20 ETFs

Bethesda, MD, February 17, 2011 — ProShares, a premier provider of alternative exchange traded funds (ETFs), announced today share splits on four of its ETFs and reverse share splits on 20 of its ETFs. The splits and reverse splits will not change the value of a shareholder’s investment.

Splits

Three funds will split shares 2-for-1.

Ticker	Fund	Split Ratio
TQQQ	ProShares UltraPro QQQ®	2:1
URTY	ProShares UltraPro Russell2000	2:1
UMDD	ProShares UltraPro MidCap400	2:1

One fund will split shares 3-for-1.

Ticker	Fund	Split Ratio
UPRO	ProShares UltraPro S&P500®	3:1

All splits will apply to shareholders of record as of the close of the markets on February 22, 2011, payable after the close of the markets on February 24, 2011. The funds will trade at their post-split prices on February 25, 2011. The ticker symbols and CUSIP numbers for the funds will not change, and all will continue to trade on NYSE Arca.

The splits will decrease the price per share of each fund with a proportionate increase in the number of shares outstanding. For example, for the 2-for-1 splits, each pre-split share held by a shareholder will result in the receipt of 2 post-split shares, which will be priced at one half of the net asset value (“NAV”) of a pre-split share.

Illustration of a Split

The following table shows the effect of a hypothetical 2-for-1 split:

Period	# of Shares Owned	Hypothetical NAV	Value of Shares
Pre-Split	100	$100.00	$10,000.00
Post-Split	200	$50.00	$10,000.00

Reverse Splits

Thirteen funds will reverse split shares 1-for-4.

Ticker	Fund	Split Ratio	Old CUSIP	New CUSIP
EPV	ProShares UltraShort MSCI Europe	1:4	74347X807	74348A301
MZZ	ProShares UltraShort MidCap400	1:4	74347R859	74347X211
REW	ProShares UltraShort Technology	1:4	74347R578	74347X153
SDD	ProShares UltraShort SmallCap600	1:4	74347R792	74348A400
SDK	ProShares UltraShort Russell MidCap Growth	1:4	74347R446	74347X187
SIJ	ProShares UltraShort Industrials	1:4	74347R594	74348A103
SJH	ProShares UltraShort Russell2000 Value	1:4	74347R412	74348A509
SJL	ProShares UltraShort Russell MidCap Value	1:4	74347R438	74347X161
SKF	ProShares UltraShort Financials	1:4	74347R628	74347X146
SMK	ProShares UltraShort MSCI Mexico Investable Market	1:4	74344X872	74347X179
TWM	ProShares UltraShort Russell2000	1:4	74347R834	74348A202
UCO	ProShares Ultra DJ-UBS Crude Oil*	1:4	74347W502	74347W650
ZSL	ProShares UltraShort Silver*	1:4	74347W726	74347W643

Seven funds will reverse split shares 1-for-5.

Ticker	Fund	Split Ratio	Old CUSIP	New CUSIP
CMD	ProShares UltraShort DJ-UBS Commodity*	1:5	74347W205	74347W676
JPX	ProShares UltraShort MSCI Pacific ex-Japan	1:5	74347X609	74347X229
QID	ProShares UltraShort QQQ®	1:5	74347R875	74347X237
SCO	ProShares UltraShort DJ-UBS Crude Oil*	1:5	74347W809	74347W668
SKK	ProShares UltraShort Russell2000 Growth	1:5	74347R420	74347X195
SSG	ProShares UltraShort Semiconductors	1:5	74347R545	74347X245
TLL	ProShares UltraShort Telecommunications	1:5	74347R255	74347X252

All reverse splits will apply to shareholders of record as of the close of the markets on February 24, 2011. The funds will trade at their post-split prices on February 25, 2011. The ticker symbols for the funds will not change, and all will continue to trade on NYSE Arca. All funds undergoing a reverse split will be issued a new CUSIP number.

The reverse splits will increase the price per share of each fund with a proportionate decrease in the number of shares outstanding. For example, for the 1-for-4 reverse splits, every four pre-split shares held by a shareholder will result in the receipt of one post-split share, which will be priced four times higher than the net asset value (“NAV”) of a pre-split share.

Fractional Shares from Reverse Splits

For shareholders who hold quantities of shares that are not an exact multiple of the reverse split ratio (for example, not a multiple of 4 for a 1-to-4 split), the reverse split will result in the creation of a fractional share. Post-reverse split fractional shares will be redeemed for cash and be sent to your broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

Illustration of a Reverse Split

The following table shows the effect of a hypothetical 1-for-4 reverse split:

Period	# of Shares Owned	Hypothetical NAV	Value of Shares
Pre-Split	100	$10.00	$1,000.00
Post-Split	25	$40.00	$1,000.00

About ProShares

ProShares is a premier provider of alternative ETFs, with 115 funds and nearly $25 billion in assets. ProShares offers the largest family of geared (leveraged and inverse) ETFs.¹ ProShares is part of ProFunds Group, which was founded in 1997 and includes nearly $32 billion in mutual fund and ETF assets.²

Media contact:

Tucker Hewes, Hewes Communications, Inc., (212) 207-9451, tucker@hewescomm.com

Financial professionals contact:

ProShares, 866-776-5125, ProShares.com

Leveraged and inverse ProShares seek returns that are multiples or inverse multiples (e.g., 2x, -2x) of the return of an index or other benchmark (target) for a single day. Due to the compounding of daily returns, leveraged and inverse ProShares’ returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the ProShares prospectus.

*	Commodity and Currency ProShares, which are issued by ProShares Trust II. All other ProShares are issued by ProShares Trust.

# # #

1	Source: Lipper, based on a worldwide analysis of all of the known providers of funds in these categories. The analysis covered ETFs, ETNs and mutual funds by the number of funds and assets as of 6/30/2010.

2	Number of funds and assets as of 2/11/2011.

There is no guarantee any ProShares ETF will achieve its investment objective. Investing involves risk, including the possible loss of principal. ProShares are non-diversified and entail certain risks, including risk associated with the use of derivatives (futures contracts, swap agreements and similar instruments), imperfect benchmark correlation, leverage and market price variance, all of which can increase volatility and decrease performance. Short ProShares should lose money when their benchmarks or indexes rise. See the prospectus for a more complete description of risks.

Carefully consider the investment objectives, risks, charges and expenses of ProShares before investing. This and other information can be found in their summary and full prospectuses. Read them carefully before investing. Obtain them at proshares.com or from your financial professional or broker/dealer representative.

Commodity and Currency ProShares ETFs are not regulated under the Investment Company Act of 1940 and are not afforded its protections. Investing in ETFs involves a substantial risk of loss.

ProShares Trust II (issuer) has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at sec.gov. Alternatively, the issuer will arrange to send you the prospectus if you request it by calling toll-free 866.776.5125, or visit proshares.com.

“QQQ®” and “NASDAQ-100®” are trademarks of the NASDAQ OMX Group, Inc. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500™,” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”). “Dow Jones,” “DJ “Dow Jones U.S. Sector Indexes,” “Dow Jones Select Sector Indexes,” “Dow Jones-UBS Commodity IndexSM” and the names identifying each of the individual “Dow Jones-UBS Sub-IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC, and UBS Securities, LLC, as the case may be. The “ “Russell 2000® Index,” “Russell 2000® Growth Index,” “Russell 2000® Value Index,” “Russell Midcap® Growth Index” and “Russell Midcap® Value Index” are trademarks of Russell Investments. “MSCI,” “MSCI Inc.,” “MSCI Index” are service marks of MSCI. “The Dow Jones Indexes are licensed trademarks of CME Group Index Services LLC (“CME”). Dow Jones service marks have been licensed for use by CME. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in these products. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

“ProFunds Group” includes ProFunds mutual funds and ProShares ETFs. ProShares are distributed by SEI Investments Distribution Co., which is not affiliated with the advisor or sponsor.